Exhibit 99.1

Athena Technology Acquisition Corp. II Announces Transfer of Listed Securities to the NYSE American

NEW YORK, NY July 17, 2023 – Athena Technology Acquisition Corp. II (NYSE: ATEK.U, ATEK, ATEK WS) (“ATEK” or the “Company”) today announced that it is transferring the listing of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”), redeemable warrants, each exercisable to purchase one share of Class A Common Stock at price of $11.50 per share (the “Warrants”), and units, each consisting of one share of Class A Common Stock and one-half of one Warrant (the “Units” and, together with the Class A Common Stock and the Warrants, the “Listed Securities”), from the New York Stock Exchange (the “NYSE”) to the NYSE American LLC (the “NYSE American”). The Company expects that the trading of its Listed Securities on the NYSE will end at market close on or about July 20, 2023 and that the trading of its Listed Securities on the NYSE American will commence at market open on or about July 21, 2023 under the current ticker symbols, ATEK, ATEK WS and ATEK.U for the Class A Common Stock, Warrants and Units, respectively.

About Athena Technology Acquisition Corp. II

Athena Technology Acquisition Corp. II (NYSE: ATEK.U, ATEK, ATEK WS), incorporated in Delaware, is a special purpose acquisition company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. ATEK is the third SPAC founded by Isabelle Freidheim, who also serves as its Chief Executive Officer, with Kirthiga Reddy as President and Anna Apostolova as Chief Financial Officer.

Additional Information and Where to Find It

As previously announced on April 20, 2023, the Company has entered into a definitive agreement with Air Water Ventures Ltd. (“AWV”) for a business combination (the “Potential Business Combination”). The Company and AWV are expected to prepare a registration statement on Form F-4 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”), which will include preliminary and definitive proxy statements to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with the Potential Business Combination and other matters, as will be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the Potential Business Combination. After the Registration Statement has been filed and declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Potential Business Combination. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Potential Business Combination, because these documents will contain important information about the Company, AWV and the Potential Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by the Company, free of charge, at the SEC’s website, located at www.sec.gov, or by directing a request to Athena Technology Acquisition Corp. II, 442 5th Avenue, New York, NY 10018.

This press release is not a substitute for the Registration Statement or for any other document that the Company may file with the SEC in connection with the Potential Business Combination.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Participants in the Solicitation

The Company and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, and amendments thereto. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This press release does not constitute an offer to sell, or a solicitation of an offer to buy or a recommendation to purchase any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this press release are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the Company’s ability to begin and maintain the trading of its Listed Securities on the NYSE American and those factors discussed in the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other documents the Company files with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact

Bevel PR

Athena@bevelpr.com